Corgi U.S. Small-Cap 15% Structured Buffer ETF - May Series
Schedule of Investments
June 30, 2026 (Unaudited)

PURCHASED OPTIONS - 87.6% (a)	Notional Amount	Contracts		Value
Call Options - 82.9%
iShares Russell 2000 ETF, Expiration: 04/30/2027; Exercise Price: $56.52 (b)(c)	$ 4,897,335	163		$ 3,978,773

Put Options - 4.7%
iShares Russell 2000 ETF, Expiration: 04/30/2027; Exercise Price: $282.60 (b)(c)	4,897,335	163		227,121
TOTAL PURCHASED OPTIONS (Cost $4,063,596)				4,205,894

U.S. TREASURY SECURITIES - 17.8%		Par		Value
United States Treasury Note/Bond, 3.75%, 04/30/2027		857,000		854,793
TOTAL U.S. TREASURY SECURITIES (Cost $857,311)				854,793

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 1.0%		Shares		Value
First American Government Obligations Fund - Class X, 3.57% (d)		46,241		46,241
TOTAL MONEY MARKET FUNDS (Cost $46,241)				46,241

TOTAL INVESTMENTS - 106.4% (Cost $4,967,148)				5,106,928
Liabilities in Excess of Other Assets - (6.4)%			(0.06353)	(305,043)
TOTAL NET ASSETS - 100.0%				$ 4,801,885

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day annualized yield as of June 30, 2026.

Corgi U.S. Small-Cap 15% Structured Buffer ETF - May Series
Schedule of Written Options
June 30, 2026 (Unaudited)

WRITTEN OPTIONS - (6.5)%	Notional Amount	Contracts	Value
Call Options - (4.6)%
iShares Russell 2000 ETF, Expiration: 04/30/2027; Exercise Price: $333.47 (a)(b)	$ (4,897,335)	(163)	$ (220,245)

Put Options - (1.9)%
iShares Russell 2000 ETF, Expiration: 04/30/2027; Exercise Price: $240.21 (a)(b)	(4,897,335)	(163)	(89,533)
TOTAL WRITTEN OPTIONS (Premiums received $321,408)			$ (309,778)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

Corgi U.S. Small-Cap 15% Structured Buffer ETF - May Series has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$ –	$ 4,205,894	$ –	$ 4,205,894
U.S. Treasury Securities	–	854,793	–	854,793
Money Market Funds	46,241	–	–	46,241
Total Investments	$ 46,241	$ 5,060,687	$ –	$ 5,106,928

Liabilities:
Investments:
Written Options	$ –	$ (309,778)	$ –	$ (309,778)
Total Investments	$ –	$ (309,778)	$ –	$ (309,778)

Refer to the Schedule of Investments for further disaggregation of investment categories.